           AMENDMENT TO AGREEMENT FOR PURCHASE AND SALE OF ELECTRICITY

      This Amendment is entered into as of the date of its execution by and between AR WEST HYDROELECTRIC FUND, LTD., a Utah Limited Partnership,
hereinafter referred to as "FAR WEST" and SIERRA PACIFIC POWER COMPANY, a Nevada
corporation, hereinafter referred to as "SEIRRA" Far West and Sierra are sometimes referred to collectively as "Parties".

                                   WITNESSETH

      WHEREAS, an Agreement for the Purchase and Sale of Electricity
(hereinafter referred to as the "Power Purchase Agreement") was entered into between Geothermal Development Associates, a Nevada corperation (hereafter,
"GDA"), and Sierra for the purchase of all electricity generated by GDA's pilot plant located in the Steamboat Springs area; and

      WHEREAS, effective December 1, 1985, GDA assigned the Power Purchase
Agreement to Ormat Systems, Inc.; Ormat Systems further assigned the Power
Purchase Agreement to Bonneville Pacific Corporation; Bonneville Pacific
Corporation further assigned the Power Purchase Agreement to Far West Capital
Inc.; finally, Far West Capital, Inc.

                                        1

assigned the Power Purchase Agreement to Far West Hydroelectric Fund, Ltd.,
the current Seller under the Power Purchase Agreement; and

      WHEREAS, Far West Hydroelectric Fund, Ltd. and Sierra desire to extend the term of the Power Purchase Agreement to provide greater certainty of payments to be made during such extended term of the Agreement; and

      WHEREAS, Far West Hydroelectric Fund, Ltd. and Sierra now wish to amend the Power Purchase Agreement to reflect the extension of the term and the rates to be paid for such term.

      NOW, THEREFORE, the Parties hereto mutually agree as follows:

1.  EFFECTIVE DATE

    This Amendment shall be effective upon the date of its execution.

2.  TERM

    Section 4, Term, of the Power Purchase Agreement is herby amended to read as follows:

    "This Agreement shall be effective upon the date of its execution and shall continue until midnight on December 5, 2006, and shall continue thereafter from year to year pursuant to the terms and conditions hereunder unless terminated by one of the Parties."

                                        2

3.  RATE

    Section (3)(a), Rate, of the Power Purchase Agreement is hereby amended to read as follows:

    "For the first ten (10) years beginning on 1600 hours on December 5, 1986, for all power purchased from Seller's facility at the Point of Delivery up to a maximum of 43,800,000 kWH per calendar year, Purchaser shall pay Seller the sum of $.0717 kWH. Any energy purchased from Seller's facility at the
    Point of Delivery in excess of 43,800,000 kWH per calendar year will be purchased at Sierra's short term avoided cost energy and capacity rates in effect at that time. Sierra's current short term avoided cost rates submitted for approval to the PSCN are attached and hereby incorporated herein by reference as Exhibit A.

    In the eleventh year following the commencement of the commercial production and sale of electricity by Seller's Plant, Purchaser shall pay seller for the remainder of the term of the Agreement for all power purchased from
    Seller's facility at the Point of Delivery in the following manner:

    (1)  If the total of Sierra's non-time differentiated short term avoided cost rates for both energy and capacity, as approved by the Public
         Service Commission of Nevada ("PSCN") for the first

                                        3

         calendar quarter of the eleventh year of the Term of the Agreement, is greater than 6.0583 per kWH, Purchaser shall pay Seller on a time differentiated basis, ninety percent (90%) of the short term avoided cost rate for both energy and capacity in effect for the billing period during which the meter reading took place, but in an event shall the non-time differentiated rate be less than $.0700 per kWH and shall not be greater than $.0900 per kWH; or

    (2)  If the total of Sierra's non-time differentiated short term avoided cost rates for both energy and capacity, as approved by the PSCN for the first calendar quarter of the eleventh year of the Term of the
         Agreement, is equal to or smaller $.0563 per kWH, Purchaser shall pay
         Seller on a time differentiated basis, the short term avoided cost rates for both energy and capacity approved by the PSCN and in effect for each billing period thereafter.

    Seller agrees to comply with Purchaser's Electric Rules No. 2 and 15, all special conditions of Schedule CSPP, and all subsequent revisions of said
    Schedule and Rules."

4.  NOTICES

    The parties to whom notice is to be given pursuant to Section 18, Notices, of the Power Purchase Agreement are hereby changed to the following:

                                        4

                  SELLER:       Far West Hydroelectric Fund, Ltd.,
                                Attn: Thomas A. Quinn
                                1135 East South Union Avenue
                                Midvale, Utah 84047

                  PURCHASER:    Sierra Pacific Power Company
                                Attn: Vice President, Electric System Planning
                                P.O. Box 10100
                                Reno, Nevada 89520

5.  INSURANCE

    SECTION 16 B(c) of Additional Insurance Provisions is hereby amended and reads as follows:

    "(c) All insurance certificates, and a thirty (30) day advance notice of cancellations, terminations, alterations and material changes of such insurance shall be issued and submitted to Purchaser as provided for in
    Section 18."

6.  ASSIGNMENT

    SECTION 22, ASSIGNMENT, of the Power Purchase Agreement is hereby amended to read as follows:

                                        5

    "Neither Party shall voluntarily assign this Agreement without the prior written consent of the other Party except that either Party shall have the right, without the other Party's consent, but with a thirty (30) day prior written notice to the other Party, to make a collateral assignment of its rights under this Agreement to satisfy the requirements of any development, construction, or other long term financing. Such consent shall not be unreasonably withheld. Any assignment made without such consent shall be void.

7.  STATUS OF AMENDMENT

    It is expressly understood and agreed by the Parties hereto that this
    Amendment is supplemental to the Power Purchase Agreement. It is further understood and agreed that all the terms, conditions, and provisions of the
    Power Purchase Agreement, unless specifically modified herein, are to apply to this Amendment and are made part of this Amendment as though they where expressly rewritten, incorporated and included herein.

8.  PSCN APPROVAL

    Sierra and Far West will operate pursuant to the provisions of this
    Amendment upon its execution. The obligation of Sierra to purchase capacity and energy from Seller pursuant to this Amendment is hereby made expressly conditional on the approval of this Amendment by the PSCN. Sierra shall take all reasonable actions necessary to secure approval by the PSCN of this
    Amendment in its entirely and without

                                        6

    change. PSCN approval shall be sought as soon as reasonably practicable subsequent to the date of execution of this Amendment. Failure of the PSCN to approve this Amendment shall terminate this Amendment effective as of the date of such PSCN action in which case the obligations of the Parties will remain as specified in the Power Purchase Agreement and the Power Purchase
    Agreement shall automatically be reinstated as it existed prior to the execution of this Amendment.

    IN WITHNESS WHEREOF, the Parties hereto have caused this Agreement to be executed in their respective names, first above written.

                                               Dated this 6th day of March, 1987

SELLER:

    FAR WEST HYDROELECTRIC FUND, LTD.,
    a Utah limited partnership

By: FAR WEST CAPITAL, INC.,
    a Utah corporation
    Its General Partner

By: /s/ illegible
    ----------------------
    Its Vice President
    Date : 3/6/87

PURCHASER:

    SIERRA PACIFIC POWER COMPANY
    BY: /s/ illegible
        ------------------------
    TITLE: Sr. Vice President
           Planning, Engineering
           & Construction

                                        7

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION

APPLICABILITY

      This schedule is applicable only to purchase from Qualifying Facilities as defined in Utility's Nevada Electric Tariff No. 1 Rule No. 15 under a Short-term
Purchase Agreement with Utility and where no other schedules are specifically applicable.

RATES

      Utility will pay the sum of the following rates for the energy and capacity provided as determined by meter readings:

(1)   ENERGY RATE

a.   Time-differentiated:                           1987
                                                1st Quarter
 Winter                                        Jan 1 - Mar 31
                                               --------------
      All On-Peak kWh, per kWh                    $0.02020
      plus all Mid-Peak kWh, per kWh              $0.02011
      plus all Off-Peak kWh, per kWh              $0.01957

 Summer
      All On-Peak kWh, per kWh                    Not Applicable
      plus all Off-Peak kWh, per kWh              Not Applicable

b.   Non-time differentiated: (See Special Condition 3)

      All kWh, per kWh                            $0.01993

                                   (Continued)

Issued:      1/15/87

                                   Issued By:
Effective:   1/15/87            Austin W. Stedham
                                    President

Advice No.:   252-E

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

(1)   CAPACITY RATE

a.   Time-differentiated:                           1987
                                                1st Quarter
 Winter                                        Jan 1 - Mar 1
                                               --------------
      All On-Peak kWh, per kWh                    $0.01511
      plus all Mid-Peak kWh, per kWh              $0.00256
      plus all Off-Peak kWh, per kWh              $0.00013

 Summer
      All On-Peak kWh, per kWh                    Not Applicable
      plus all Off-Peak kWh, per kWh              Not Applicable

b.   Non-time differentiated: (See Special Condition 3)

      All kWh, per kWh                            $0.00754

SPECIAL CONDITIONS

  1.   The payment period for Utility purchases hereunder shall be the time interval between two consecutive meter readings that are taken for billing purposes.

  2.   The Utility and the Qualifying Facility shall have executed a Short-term
Purchase Agreement for the purchase and sale of capacity and energy.

  3.   Qualifying Facilities having rated (nameplate) capacities of 100 kW or less shall have the option to choose either flat or time-differentiated rates
Qualifying Facilities having rated (nameplate) capacities in excess of 100 kW will receive payments based on the time-differentiated rates only.

                                   (Continued)

Issued:      1/15/87

                                    Issued By:
Effective:   1/15/87            Austin W. Stedham
                                    President

Advice No.:   252-E

                                SCHEDULE NO. CSPP

                                SHORT-TERM RATES
                     COGENERATION AND SMALL POWER PRODUCTION
                                   (Continued)

SPECIAL CONDITIONS, (Continued)

  4.  Daily time periods will be based on Pacific time and are defined as follows:

Winter period      On-Peak      5:01 p.m. to 10:00 p.m. daily
                  Mid-Peak      7:00 a.m. to  5:00 p.m. daily
                  Off-Peak      All other hours

Summer Period      On-Peak      10:01 a.m. to 10:00 p.m. daily
                  Off-Peak      All other hours

  The winter period will consist of eight months from October through May. The summer period will consist of four months from June through September.

  5.  Qualifying Facilities providing energy to Utility hereunder shall be entitled to receive electric service from Utility on the filed rates schedule(s)
contained in Utility's Nevada Electric Tariff No. 1 applicable to the type and location of the Qualifying Facility.

  6.  All purchases made under this schedule are subject to the provision of
Rule No. 15 as contained in Utility's Nevada Electric Tariff No. 1.

Issued:           6/23/86

                                   Issued By:
Effective:        6/23/86       Austin W. Stedham
                                    President

Advice No.:       249-E
                  (Revised)